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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 2008


                                Youbet.com, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                       0-26015                  95-4627253
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  (State or other              (Commission File Number)   (I.R.S. Employer
   jurisdiction of                                         Identification No.)
   incorporation)


                               5901 De Soto Avenue
                        Woodland Hills, California 91367
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          (Address of principal executive offices, including zip code)


                                 (818) 668-2100
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment  of David Goldberg as Chief Operating Officer

On October 28, 2008, our board of directors appointed David Goldberg (age 40) as chief operating officer effective immediately. Prior to his appointment as chief operating officer, Mr. Goldberg had been a consultant with us since August 2008. From 2003 to August 2008, Mr. Goldberg served as an executive vice president of Ticketmaster overseeing its global music services business. Prior to joining Ticketmaster in 2003, Mr. Goldberg served as executive vice president of corporate development for Sportvision, an interactive sports technology and marketing company, and was a co-founder and executive vice president of Tunes.com. Mr. Goldberg earned a B.A. in economics from Northwestern University and an M.B.A. from the Graduate School of Business at the University of Chicago.

In connection with his appointment, the compensation committee of our board of directors approved an annual base salary of $250,000 for Mr. Goldberg and an annual incentive bonus target of 50% of his annual base salary based on the achievement of certain financial goals to be determined by the compensation committee, with such bonus for 2008 to be based on his service from October 28, 2008 to year-end. Under the terms of our equity incentive plan, Mr. Goldberg also was awarded a stock option to purchase up to 250,000 shares of our common stock at an exercise price of $1.10 per share, the closing price of our common stock as reported by NASDAQ for October 28, 2008, the stock option grant date. The stock options vest ratably over four years and expire on October 27, 2018.





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                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      YOUBET.COM, INC.




Dated: November 3, 2008               By: /s/ Michael Brodsky
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                                          Michael Brodsky
                                          Chief Executive Officer